UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 30, 2011

GenCorp Inc.
(Exact name of registrant as specified in its charter)

Ohio	1-01520	34-0244000
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Highway 50 and Aerojet Road, Rancho Cordova, California		95742
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (916) 355-4000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On March 30, 2011, the Organization & Compensation Committee of the Board of Directors of GenCorp Inc. (the “Company” or “GenCorp”) approved grants to eligible employees of the Company including the named executive officers under the Company’s 2011 Long-Term Incentive Program (the “2011 LTIP”) and pursuant to the Company’s Amended and Restated 2009 Equity and Performance Incentive Plan (the “Plan”).

The Company uses long-term incentive compensation to focus on the importance of returns to shareholders, promote the achievement of long-term performance goals, encourage executive retention, and promote higher levels of Company stock ownership by executives.

The table shows the awarded stock option grants and restricted stock awards under the 2011 LTIP to the named executive officers of the Company:
Named Executive Officer	Title	2011 LTIP Stock Options	2011 LTIP Performance Shares	2011 LTIP Restricted Stock
Scott J. Seymour	President and Chief Executive Officer, and President of Aerojet-General Corporation	65,621	92,726	-
Kathleen E. Redd	Vice President, Chief Financial Officer and Secretary	22,449	31,723	-
Richard W. Bregard	Deputy to the President	-	12,174	12,174
Chris W. Conley	Vice President, Environmental, Health and Safety	5,367	6,500	3,250

The vesting of the stock options and performance shares for Mr. Seymour and Ms. Redd granted under the 2011 LTIP is based on meeting the economic value added performance target for fiscal 2013.  The vesting of the stock options for Mr. Conley is based on meeting the following fiscal 2013 financial targets: (i) revenue; (ii) earnings before interest, taxes, depreciation, amortization, and retirement benefit expenses; and (iii) capital turnover.  The vesting of the performance shares for Mr. Conley granted under the 2011 LTIP is based on meeting the economic value added performance target for fiscal 2013. The vesting of the performance shares granted under the 2011 LTIP for Mr. Bregard is based on meeting the following fiscal 2013 financial targets: (i) revenue; (ii) earnings before interest, taxes, depreciation, amortization, and retirement benefit expenses; and (iii) capital turnover.  The vesting of the restricted stock granted under the 2011 LTIP is time-based and has a three year vesting period.

On March 30, 2011, the Company’s shareholders, upon recommendation of the Company’s Board of Directors, approved an amendment to the Plan to eliminate the limitation on the number of shares available to be issued as Full Value Awards. The amendment is described in greater detail in Proposal 2 in the Company’s Proxy Statement for the 2011 Annual Meeting of Shareholders (the “Proxy Statement”). The Proxy Statement was filed with the Securities and Exchange Commission on February 17, 2011. The description of the amendment contained herein and in the Proxy Statement are qualified in their entirety by reference to the full text of the Plan (as amended and restated effective March 30, 2011), which was filed as an exhibit to the Proxy Statement.

Item 5.07	Submission of Matters to a Vote of Security Holders

On March 30, 2011, the Company held its Annual Meeting of Shareholders.  The matters voted on by shareholders and the voting results are as follows:

Proposal 1.  Election of Directors.  All nominees for director were elected.

Name	For	Withheld	Broker Non-Votes
Thomas A. Corcoran	42,086,400	7,531,946	4,693,916
James R. Henderson	46,805,622	2,812,724	4,693,916
Warren G. Lichtenstein	46,131,326	3,487,020	4,693,916
David A. Lorber	43,957,038	5,661,308	4,693,916
James H. Perry	46,463,780	3,154,566	4,693,916
Scott J. Seymour	47,013,091	2,605,255	4,693,916
Martin Turchin	47,040,970	2,577,376	4,693,916
Robert C. Woods	46,952,790	2,665,556	4,693,916

Proposal 2.  Approval of an amendment to the GenCorp Amended and Restated 2009 Equity and Performance Incentive Plan to eliminate the limitation on the number of shares available to be issued as Full Value Awards.  The amendment to the Amended and Restated 2009 Equity and Performance Incentive Plan was approved.

For	Against	Abstain	Broker Non-Votes
39,804,718	8,310,673	1,502,955	4,693,916

Proposal 3.  Approval of an advisory resolution regarding the compensation of GenCorp’s named executive officers.  The advisory resolution was approved.

For	Against	Abstain	Broker Non-Votes
35,310,495	5,623,915	8,683,936	4,693,916

Proposal 4.  To act upon an advisory vote on the frequency at which GenCorp should include an advisory vote regarding the compensation of GenCorp’s named executive officers.  Consistent with the recommendation of the Board of Directors, the majority of the votes cast were cast in favor of an annual advisory vote on executive compensation.

One Year	Two Years	Three Years	Abstain	Broker Non-Votes
36,103,838	243,873	4,484,141	8,786,494	4,693,916

Proposal 5.  Ratification of the appointment of PricewaterhouseCoopers LLP, an independent registered public accounting firm, as independent auditors of the Company for the fiscal year ending November 30, 2011. The appointment of PricewaterhouseCoopers LLP was ratified.

For	Against	Abstain	Broker Non-Votes
53,228,691	955,295	128,276	0

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1
Amended and Restated 2009 Equity and Performance Incentive Plan (incorporated by reference to Exhibit A of the Company’s Definitive Proxy Statement filed with the Securities and Exchange Commission on February 17, 2011).

10.2
Credit Agreement, dated as of June 21, 2007, among GenCorp, as the Borrower, each of those Material Domestic Subsidiaries of the Borrower identified as a “Guarantor” on the signature pages thereto and such other Material Domestic Subsidiaries of the Borrower as may from time to time become a party thereto, the several banks and other financial institutions from time to time parties to such Credit Agreement, and Wachovia Bank, National Association, a national banking association, as Administrative Agent.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

April 5, 2011	GENCORP INC.

	By:	/s/ Kathleen E. Redd
		Name:	Kathleen E. Redd
		Title:	Vice President, Chief Financial Officer and Secretary

EXHIBIT INDEX

Exhibit No.	Description
10.1
Amended and Restated 2009 Equity and Performance Incentive Plan (incorporated by reference to Exhibit A of the Company’s Definitive Proxy Statement filed with the Securities and Exchange Commission on February 17, 2011).

10.2
Credit Agreement, dated as of June 21, 2007, among GenCorp, as the Borrower, each of those Material Domestic Subsidiaries of the Borrower identified as a “Guarantor” on the signature pages thereto and such other Material Domestic Subsidiaries of the Borrower as may from time to time become a party thereto, the several banks and other financial institutions from time to time parties to such Credit Agreement, and Wachovia Bank, National Association, a national banking association, as Administrative Agent.